Fees Summary	Nov. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,099,495.54
Previously Paid Amount	0.00
Total Fee Amount	980.44
Total Offset Amount	0.00
Net Fee	$ 980.44